UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

Commission file # 333-219148

Vivic Corp.

 (Exact name of registrant as specified in its charter)

Nevada	7999	98-1353606
State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)

189 E Warm Spring Rd., PMB#B450

Las Vegas, NV 89119

Tel: 702-899-0818

(Address and telephone number of registrant's executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On March 5, 2021, Vivic Corp (“Company”) converted a debt in the amount of US$464,199.12 (RMB 3,000,000.00 Yuan) (“Debt”), which was owed to Yufei Zeng, into shares of common stock of the Company, at the conversion rate of US$0.99 per share and accordingly issued 468,888 shares of common stock to Yufei Zeng.

The Debt was previously lent by Yufei Zeng to Khashing Yacht Industry (Guangdong) Limited Yacht Company, a wholly owned subsidiary of the Company, and was then assumed by the Company.

The issuance of these shares is pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of1933.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vivic Corp.

Date:	April 22, 2021	By:	/s/ Shang-Chiai Kung
Shang-Chiai Kung
President, Chief Executive Officer, Chairman of the Board, Director Principal Executive Officer